EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Detto Technologies, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry Mana'o, Chief Executive Officer and I, William M. Glynn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/ Larry Mana'o
                                         -----------------------------------
                                         By:  Larry Mana'o
                                         Chief Executive Officer
                                         April 14, 2005



                                         /s/William M. Glynn
                                         -----------------------------------
                                         By:  William M. Glynn
                                         Chief Financial Officer
                                         April 14, 2005